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Exhibit 10.10

          PLEDGE AGREEMENT dated as of June 12, 1995 ("Pledge Agreement"), made by Integrated Medical Systems, Inc., a Colorado corporation (the "Pledgor") to Eli Lilly and Company, an Indiana corporation (together with its successors and assigns, "Pledgee").

                             PRELIMINARY STATEMENTS

          1. Reference is made to the Subordinated Note (the "Note"), dated the date hereof, pursuant which the Pledgee is lending and the Pledgor is borrowing $3.0 million, subject to the terms and conditions contained therein (the "Loan").

          2. It is a condition precedent to the obligation of the Pledgee to provide the Loan to the Pledgor that the Pledgor shall have granted the security interest contemplated by this Pledge Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Pledgee to provide the Loan to the Pledgor, the Pledgor hereby agrees as follows:

          SECTION 1.  Pledge.  The Pledgor hereby pledges and grants a security
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interest to the Pledgee in all of the following (the "Pledged Collateral"):

            (i) all of the stock described in Schedule I (the "Pledged Shares") and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

            (ii) all additional shares of stock of any and all issuers of any of the Pledged Shares from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

           (iii)  all proceeds of any and all of the foregoing.

          SECTION 2.  Security for Obligations.  The Pledged Collateral secures
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the prompt and complete payment when due
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of all obligations of Pledgor under the Note (the "Obligations").

          SECTION 3.  Delivery of Pledged Collateral.  All certificates or
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instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Pledgee. The Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in Section 6(a). In addition, the Pledgee shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 4.  Representations and Warranties.  The Pledgor represents
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and warrants to the Pledgee as follows:

          (i) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (ii) The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, option or other charge or encumbrance, except for the security interest created by this Pledge Agreement.

          (iii) The pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of Pledgor's obligation under the Note.

          (iv) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of the Pledge Agreement by the Pledgor, or (ii) for the exercise by the Pledgee of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

          (v) The Pledged Shares constitute all of the issued and outstanding shares of stock of each issuer thereof as set forth on Schedule I.

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          SECTION 5.  Further Assurances.  The Pledgor agrees that at any time
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and from time to time, at the expense of the Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          SECTION 6.  Voting Rights; Dividends; Etc.  (a) So long as no Default
                      -----------------------------
(as defined in the Note) shall have occurred and be continuing:

             (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Note; provided, however, that the Pledgor shall not
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     exercise or refrain from exercising any such right if, in the Pledgee's reasonable judgment, such action would modify or in any way adversely change the Pledgor's or the Pledgee's rights with respect to the Pledged Collateral or any part thereof.

            (ii) The Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, provided, however,
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     that any and all

               (A) dividends paid or payable, other than in cash, in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a liquidation or dissolution, and

               (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

     shall be, and shall be forthwith delivered to the Pledgee to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged Collateral in the

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     same form as so received (with any necessary indorsement).

           (iii) The Pledgee hereby authorizes the Pledgor to exercise all voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuance of a Default:

             (i) Upon the request of the Pledgee, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) shall cease, and all such rights shall thereupon become vested in the Pledgee, and the Pledgee shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends.

            (ii) All dividends which are received by the Pledgor contrary to the provisions of paragraph (i) of this Section 6(b) shall be received in trust for the benefit of the Pledgee, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Pledgee as Pledged Collateral in the same form as so received (with any necessary indorsement).

          SECTION 7.  Transfers and Other Liens; Additional Shares.
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          (a)  The Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any Lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

          (b) The Pledgor agrees that it will (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares, except to its existing shareholders so that after giving effect to such issuance all such shareholders, including the Pledgor, still own the same percentage of the outstanding stock of such issuer, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

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          SECTION 8.  Pledgee Appointed Attorney-in-Fact.  The Pledgor hereby
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appoints the Pledgee, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, to take any action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, provided, however, the Pledgee agrees it will only exercise such rights upon the occurrence and during the continuance of a Default.

          SECTION 9.  Pledgee  May Perform.  If the Pledgor fails to perform any
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agreement contained herein, the Pledgee may itself perform or cause performance of, such agreement, and the expenses of the Pledgee incurred in connection therewith shall be payable by the Pledgor under Section 12.

          SECTION 10.  The Pledgee's Duties and Reasonable Care.  The powers
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conferred on the Pledgee hereunder are solely to protect its interests in the
Pledged Collateral and shall not impose any duty upon it to exercise any such powers. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

          SECTION 11.  Remedies.  If any Default shall have occurred and be
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continuing:

          (a) The Pledgee may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Pledgee may also, without notice, except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as

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the Pledgee may deem commercially reasonable.  The Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Pledgee as Pledged Collateral and all cash proceeds received by the Pledgee in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of the Pledgee, be held by the Pledgee as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Pledgee pursuant to Section 12) in whole or in part by the Pledgee against, all or any part of the Obligations in such order as the Pledgee shall elect. Any surplus of such cash or cash proceeds held by the Pledgee and remaining after payment in full of all Obligations shall be paid over to the Pledgor or to whosoever may be lawfully entitled to receive such surplus. If the proceeds of the sale of the Collateral are insufficient to pay all the Obligations the Pledgor agrees to pay upon demand any deficiency to the Pledgee.


          SECTION 12.  Indemnity and Expenses.  (a) The Pledgor hereby
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indemnifies the Pledgee from and against any and all claims, losses, damages and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement), except claims, losses, damages or liabilities resulting from the Pledgee's gross negligence and willful misconduct.

          (b) The Pledgor will upon demand pay to the Pledgee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Pledgee may incur in connection with (i) any amendment to this Pledge Agreement; (ii) the administration of this Pledge Agreement; (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral; (iv) the exercise or enforcement of any of the rights of the Pledgee hereunder; or
(v) the failure by the Pledgor to perform or observe any of the provisions hereof.

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          SECTION 13.  Amendments, Etc.  No amendment or waiver of any provision
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of this Pledge Agreement, nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 14.  Addresses for Notices.  All notices and other
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communications provided for hereunder shall be in writing and, if to the
Pledgor, mailed or delivered by messenger or sent by facsimile, addressed to it at in the Note; if to the Pledgee, mailed or delivered by messenger or sent by facsimile to it, addressed to it at Eli Lilly and Company, Lilly Corporate Center, Indianapolis, Indiana 46285, Telephone (317) 276-2000, Telecopy (317) 276-9152, Attention: General Counsel. All such notices and other communications shall, when mailed or delivered by messenger or sent by facsimile, respectively, be effective when deposited in the mails or delivered to the messenger or sent by facsimile, respectively, addressed as aforesaid.

          SECTION 15.  Continuing Security Interest; Transfer of the Note.  This
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Pledge Agreement shall create a continuing security interest in the Pledged
Collateral and shall (i) remain in full force and effect until payment in full of all Obligations, (ii) be binding upon the Pledgor, its successors and assigns, and (iii) inure to the benefit of the Pledgee and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Pledgee may assign or otherwise transfer all or a portion of its rights or obligations under the Note to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Pledgee herein or otherwise. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 16.  Governing Law; Terms.  This Pledge Agreement shall be
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governed by and construed in accordance with the laws of the State of New York.
Unless otherwise defined herein, terms defined in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

          SECTION 17.  Miscellaneous.  This Pledge Agreement is in addition to
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and not in limitation of any other rights and remedies the Pledgee may have by virtue of any other instrument or agreement heretofore, contemporaneously herewith or hereafter executed by the Pledgor or any other person or by law or otherwise. If any provision of this

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Pledge Agreement is contrary to applicable law, such provision shall be deemed ineffective without invalidating the remaining provisions hereof. The Pledgee shall not, by any act, delay, omission or otherwise, be deemed to have waived any of their rights or remedies hereunder.



               [Intentionally Left Blank]

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          IN WITNESS WHEREOF, the Pledgor has caused this Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    INTEGRATED MEDICAL SYSTEMS, INC.



                                    By       /s/ Charles I. Brown
                                      ---------------------------------------
                                      Name:  Charles I. Brown
                                      Title: Executive Vice President and
                                             Chief Financial officer


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